UNIVERSAL MEDIA HOLDINGS, INC.
                                  & SUBSIDIARY


                         REVIEWED FINANCIAL STATEMENTS
                                  (Unaudited)

                        Six months ended March 31, 2000

UNIVERSAL MEDIA HOLDINGS, INC.
         & SUBSIDIARY




TABLE OF CONTENTS



                                                                           Page

REVIEW REPORT OF INDEPENDENT ACCOUNTANT                                      1


FINANCIAL STATEMENTS

        Balance Sheet                                                        2
        Statement of Operations                                              3
        Statement of Stockholders' Deficit                                   4
        Statement of Cash Flows                                              5
        Notes to Financial Statements                                        6

                                   AARON STEIN

                           CERTIFIED PUBLIC ACCOUNTANT

                     REVIEW REPORT OF INDEPENDENT ACCOUNTANT



To the Board of directors and stockholders of Universal Media Holding, Inc. & Subsidiary

I have reviewed the accompanying balance sheet of Universal Media Holding, Inc. & Subsidiary as of March 31, 2000, and the related statement of operations, stockholders' deficit, and cash flows for the six months then ended. These financial statements are the responsibility of the Corporation's management.

I conducted my review in accordance with the standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.




                                AARON STEIN, CPA

June 13, 2000







            534 WILLOW AVENUE o PO BOX 315 o CEDARHURST, NY o 11516
                               Phone: 516.569.0520

UNIVERSAL MEDIA HOLDINGS, INC. & SUBSIDIARY
BALANCE SHEET
March 31, 2000
(Unaudited)

ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                     $     3,346
    Accounts receivable                                               191,583
    Investment in subsidiary                                             --
    Loan to affiliate                                                 141,009
    Other current assets                                              277,921
                                                                  -----------

                   Total current assets                               613,859

PROPERTY AND EQUIPMENT, net                                             3,200
                                                                  -----------

                                                                  $   617,059
                                                                  ===========


LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
    Accounts payable and accrued expenses                         $   916,874
    Accrued payroll and related taxes                                  67,283
                                                                  -----------

                   Total current liabilities                          984,157
                                                                  -----------

STOCKHOLDERS' DEFICIT
    Preferred stock, no par value,
       2,000,000 shares authorized, 0 shares issued                      --
    Common stock, $.001 par value,
       200,000,000 shares authorized,
       12,059,356 issued and outstanding                               12,059
    Additional paid-in capital                                      2,097,679
    Accumulated deficit                                            (2,476,836)
                                                                  -----------

                                                                     (367,098)
                                                                  -----------
                                                                  $   617,059
                                                                  ===========

See review report of independent accountant and notes to financial statements

UNIVERSAL MEDIA HOLDINGS, INC. & SUBSIDIARY
STATEMENT OF OPERATIONS
Six months ended March 31, 2000
(Unaudited)

REVENUES EARNED                                       $    145,512

COST OF REVENUES EARNED                                       --
                                                      ------------

             GROSS PROFIT                                  145,512

GENERAL AND ADMINISTRATIVE EXPENSES                        235,597
                                                      ------------

             OPERATING LOSS                                (90,085)
                                                      ------------

OTHER INCOME

    Interest income                                             85
                                                      ------------

             Total other income                                 85
                                                      ------------

             LOSS BEFORE PROVISION FOR INCOME TAXES        (90,000)

INCOME TAX EXPENSE                                            --
                                                      ------------

             NET LOSS                                 $    (90,000)
                                                      ============



LOSS PER SHARE
    Basic                                             $      (0.01)
                                                      ============


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
    Basic                                             $ 12,059,356
                                                      ============













See review report of independent accountant and notes to financial statements.





UNIVERSAL MEDIA HOLDINGS, INC. & SUBSIDIARY
STATEMENT OF STOCKHOLDERS' DEFICIT
Six months ended March 31, 2000
(Unaudited)


                                     Preferred Stock             Common Stock           Additional
                              -------------------------   -------------------------      Paid-In      Retained
                                Shares         Amount        Shares        Amount       Capital       Earnings         Total
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

Balance, September 30, 1999       --           $  --       11,159,356   $    11,159   $ 2,008,579   $(2,386,836)   $  (367,098)

Issuance of common stock          --              --          900,000           900        89,100          --           90,000

Net loss                          --              --             --            --            --         (90,000)       (90,000)
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
Balance, March 31, 2000
                                  --              --       12,059,356   $    12,059   $ 2,097,679   $(2,476,836)   $  (367,098)
                              ===========   ===========   ===========   ===========   ===========   ===========    ===========














See review report of independent accountant and notes to financial statements.

UNIVERSAL MEDIA HOLDINGS, INC. & SUBSIDIARY
STATEMENT OF CASH FLOWS
Six months ended March 31, 2000
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                $ (90,000)
    Adjustments to reconcile net loss to net
       cash provided by operating activities:
          Depreciation and amortization                          --
          Loss on disposal of fixed assets                       --
          Changes in assets and liabilities:
             Accounts receivables                            (191,953)
             Other assets                                    (418,930)
             Accounts payable and accrued expenses            613,217
                                                            ---------

                Net cash used in operating activities         (87,666)
                                                            ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Increase in bank overdraft                                   --
    Proceeds from issuance of common stock                     90,000
                                                            ---------

                Net cash provided by financing activities      90,000
                                                            ---------

                NET INCREASE IN CASH
                   AND CASH EQUIVALENTS                         2,334

CASH AND CASH EQUIVALENTS, Beginning                            1,012
                                                            ---------

CASH AND CASH EQUIVALENTS, Ending                           $   3,346
                                                            =========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
    Interest paid                                           $    --
                                                            =========

    Income taxes paid                                       $    --
                                                            =========











See review report of independent accountant and notes to financial statements.

UNIVERSAL MEDIA HOLDINGS, INC. & SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS



NOTE 1 -- ORGANIZATION, NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization

Universal Media Holdings, Inc. (the Company) was originally incorporated in Delaware as Tyconda Minerals Corp. in December of, 1969. In February 1970, the Company merged leaving Tyconda Minerals Corp. as the surviving corporation. In November 1983 the Company filed a Certificate of Amendment to its Certificate of Incorporation changing its corporate name to Hy-Poll Technology, Inc. That amendment also changed the capital structure of the corporation from an authorization to issue 5,000,000 shares of Common Stock with a par value of $
 .01 per share, to an authorization to issue 200,000,000 shares of Common Stock with a par value of $ .0001 per share.

In August of 1995, Hy-Poll acquired all of the issued and outstanding shares of the Company's Common Stock. On December 21, 1995 the Company amended its Certificate of Incorporation changing its corporate name to Universal Turf, Inc. The Company then amended the name again on November 8, 1999, changing its corporate name to Universal Media Holdings, Inc.

The Company has a wholly-owned subsidiary which was purchased on February 14, 2000. E-Trans Logistics, Inc. (E-Trans), formerly known as Gerard, E-Trans is a trucking, transport and logistics Company located in New Jersey.

Nature of Operations

As Universal Turf, Inc., the Company was based on the marketing, installation and maintenance of synthetic surface material for sports and recreational fields mainly in the Northeast section of the United States. The Company's business plan now covers (i) the logistics field, which plans to be the major concentration, (ii) the synthetic grass (turf) business, and (iii) certain areas of the entertainment and Internet fields.

Significant Accounting Policies

Principles of Consolidation -- The consolidated financial statements include the accounts of M.J. Daly & Sons, Incorporated and its wholly owned subsidiaries, Colonial Sheet Metal Co., Inc. and 110 Mattatuck Heights LLC. All significant intercompany accounts and transactions have been eliminated in the consolidation of the Company's subsidiaries.

Use of Estimates in Financial Statements -- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

UNIVERSAL MEDIA HOLDINGS, INC. & SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS

Cash and Cash Equivalents -- For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and cash equivalents in the accompanying balance sheet.

Fixed Assets -- For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any related gain or loss is reflected in income for the period. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. There was no depreciation for the three months ended December 31, 1999.

Advertising Costs -- Advertising costs are charged to operations when incurred. There was no advertising expenses for the three months ended December 31, 1999.

Income Taxes -- The provision for income taxes are computed based on the pretax loss included in the Statement of Income. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Earnings Per Common Share -- Basic loss per common share is computed using the weighted average number of common shares outstanding during the year. Earnings per share amounts have been adjusted to reflect the one-for-two split of the Company's common shares which occurred on November 3, 1999.

NOTE 2 -- STOCKHOLDERS' EQUITY

Stock Split -- On November 3, 1999, the Company consented to a one-for-two hundred reverse stock split of its common stock. Stockholders' equity has been restated to give retroactive recognition to the reverse stock split in prior periods.

Preferred Stock -- 2,000,000 shares of Preferred Stock authorized are undesignated as to preferences, privileges and restrictions. As the shares are issued, the Board of Directors must establish a "series" of the shares to be issued and designate the preferences, privileges and restrictions applicable to that series. To date, the Board of Directors has not designated or issued any series of Preferred Stock.

NOTE 3 -- COMMITMENTS AND CONTINGENCIES

Included in the accounts payable is approximately $80,500 which represent judgements brought against the company. These judgements are related to unpaid invoices.

UNIVERSAL MEDIA HOLDINGS, INC. & SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS




NOTE 4 -- ACQUISITION OF SUBSIDIARY

On February 14, 2000, the Company entered into an agreement with E-Trans Logistics, Inc. (E-Trans), a trucking, transport and logistics company, under which E-Trans became a wholly owned subsidiary of Universal Media Holdings, Inc. The new office is located at the E-Trans facility, where there are offices and a warehouse. Sometime during the second quarter of 2000, the Company plans to rename itself to E-Trans Logistics, Inc.